WESTERN ASSET FUNDS, INC.

SUPPLEMENT DATED MAY 21, 2010

TO THE SUMMARY PROSPECTUS DATED APRIL 30, 2010 OF

WESTERN ASSET LIMITED DURATION BOND PORTFOLIO

The last sentence of the legend on the cover of the fund’s Summary Prospectus is deleted and replaced with the following:

The fund’s Prospectus dated April 30, 2010, and as may be amended or supplemented, the fund’s statement of additional information, dated April 30, 2010, as supplemented on May 21, 2010, and as may be amended or supplemented, and the independent registered public accounting firm’s report and financial statements in the fund’s annual report to shareholders, dated December 31, 2009, are incorporated by reference into this Summary Prospectus.

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